GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 CHC Helicopter Fiscal 2016 Second Quarter Results December 9, 2015

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 2 Forward-Looking Statements and non-GAAP Financial Measures Safe Harbor Statement This presentation contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements, other than statements of historical fact included in this press release regarding the benefits of the transactions, as well as, our strategy, future operations, projections, conclusions, forecasts and other statements are “forward- looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: volatility in the oil and gas sector generally, and the potential impact of such volatility on offshore exploration and production, particularly on demand for offshore transportation services, competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, exchange rate fluctuations, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, our ability to remain in compliance with the New York Stock Exchange listing standards, risks associated with the anticipated implementation of the reverse share split, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. Note to non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, which are not measures of financial condition or profitability. Non-GAAP measures should not be considered as an alternative to GAAP financial measures. Non-GAAP measures may not be calculated or comparable to similarly titled measures used by other companies. See Non-GAAP reconciliations in the appendix to this presentation for a reconciliation of these measures to the most directly comparable GAAP financial measures. Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted Net Loss, Liquidity, Free Cash Flow, Adjusted Free Cash Flow, Adjusted Net Debt, Adjusted Leverage Ratio, are not measurements of the company’s financial performance under GAAP and should not be considered as an alternative to net income or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of the company’s cash flow or liquidity. We believe these non-GAAP financial measures are useful for investors, analysts and other interested parties as they facilitate company-to-company operating and financial condition performance comparisons by excluding potential differences caused by variations in capital structures, taxation, the age and book depreciation of facilities and equipment, restructuring initiatives, consulting agreements and equity-based, long-term incentive plans.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 3 Presenters Karl Fessenden Lee Eckert President, Chief Executive Officer Chief Financial Officer

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 4 Accident Rate Benchmarking CHC’s five-year rolling average as of November 1, 2015, is 0.38 accidents/100,000 flight hours Safety: Maintaining Leading Performance • ICAO “accident” definition: flight incident resulting in fatal or serious injury, or aircraft lost or sustaining damage or structural failure. • Offshore average rate per 2009 OGP Report, Page 6. • Twin Helicopters average rate inferred from worldwide accident rate table, 2009 OGP Report, Page 4. • CHC rate includes the October 2012 controlled landing and August 2013 accident, both in North Sea. Industry-wide statistics 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 N um be ro fa cc id en ts /1 00 ,0 00 fli gh th ou rs Offshore Operation Twin Helicopters CHC 1.8 0.8 0.38

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 5 Market Expectation for Recovery Timing Continues to Extend • Industry conditions remain challenging • Market expectations for recovery generally extended since our first quarter earnings call • Managing our business with expectation of a prolonged market downturn • Fundamentals for offshore market and other factors that support our business remain intact Anticipated prolonged downturn drives need to remain flexible and continue focus on cost control

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 6 Key Focus Areas Focus areas aimed at enhancing competitive and financial position Leverage customer and OEM relationships Execute rigorous cost control Enhance capital efficiency through fixed charge reduction and fleet optimization Efforts resulted in relatively flat EBITDAR in the fiscal 2016 second quarter and reduced capital expenditure versus the prior year-to-date 321

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 7 Navigating Current Market Environment • Customer and OEM relationships remain critical, engaged in ongoing dialogue • Discussions focused on increasing efficiency of operations • Revenue diversification provided by search and rescue and emergency services capabilities • Solid reputation for experience, know-how, and performance Leverage customer and OEM relationships Execute rigorous cost control • Targeted headcount reduction approximately 75% complete • Second quarter EBITDAR relatively flat year-over-year due to effective cost management • Continue to review opportunities to reduce cost structure and improve cash flow • In Q2 2016 YTD, excluding foreign exchange, operating expenses at Adjusted EBITDAR reduced ~$110 million or 16% year-over-year

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 8 Navigating Current Market Environment (cont'd) • Interest charge reduction: ◦ Fiscal 2015 / 2016 bond repurchases drive ~$34 million annualized interest reduction • Fleet optimization ◦ 16 aircraft included in restructuring accrual at end of October 2015 - intend to return to lessor, first return expected in fiscal 2016 third quarter ◦ Continue discussions with OEMs to better align purchase commitments with requirements • Move to aircraft financing at more effective rates ◦ Asset-based revolving credit ("ABL") facility - first draw in fiscal 2016 second quarter ▪ Further ABL financings completed in third quarter Enhance capital efficiency through fixed charge reduction and fleet optimization

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 9 Consolidated Results • Second quarter revenue declined 21% from prior year • Excluding currency impact, second quarter revenue declined 13% ◦ Largely driven by 14% decline in Helicopter Services ◦ 4% decline in Heli-One • Year-to-date revenue declined 20% from prior year, or 11% excluding the impact of currency 400 300 200 100 0 $ (M ill io ns ) FY15 Q2 FY16 Q2 $458 $361 120 100 80 60 40 20 0 $ (M ill io ns ) 50 45 40 35 30 25 20 E BI TD AR M ar gi n (% )(2) FY15 Q2FY16 Q2 $125 $124 30.1% 37.3% 1Adjusted EBITDAR excluding special items is referred to as EBITDAR in this document. See Appendix for reconciliation to GAAP measures. 2Adjusted EBITDAR margin excluding special items is referred to as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers. • Quarterly EBITDAR1 was relatively flat and EBITDAR margin2 increased 720 basis points demonstrating strong cost control • Q2 operating expenses at Adjusted EBITDAR, excluding currency impact, reduced ~$60 million year-over-year or ~19% • Further $16 million restructuring charge taken in Q2'16 • Year-to-date fiscal 2016 EBITDAR and EBITDAR margin trends and drivers similar to the second quarter Revenue Reported: (21)% YoY FX Adjusted: (13)% YoY EBITDAR Reported: relatively flat YoY FX Adjusted: up modestly YoY Quarter Year-to-date Reported: (20)% YoY FX Adjusted: (11)% YoY 800 600 400 200 0 $ (M ill io ns ) FY15 YTD FY16 YTD $919 $737 Quarter Year-to-date 250 200 150 100 50 0 $ (M ill io ns ) 50 45 40 35 30 25 20 E BI TD AR M ar gi n (% )(2) FY15 YTD FY16 YTD $237 $238 28.3% 35.0% Reported: 1% YoY FX Adjusted: up modestly YoY

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 10 140 120 100 80 60 40 20 0 $ (M ill io ns ) 50 45 40 35 30 25 20 M ar gi n (% ) FY15 Q2 FY16 Q2 $138 $134 37.0% 45.1% Reported: (3)% YoY Helicopter Services Results • In the second quarter, operating revenue decreased 20% • Excluding the impact of currency, revenue was down 13% driven by: ◦ Primarily lower exploration activity in AEA ◦ Lower production and exploration activity in the Americas and Western North Sea • Year-to-date in the second quarter, operating revenue decreased 20% or 12% excluding the impact of currency • Second quarter EBITDAR dollars decreased 3% driven by lower activity, partially offset by cost saving initiatives • EBITDAR margin increased 810 bps in the quarter driven by cost saving and efficiency initiatives as well as FX • Second quarter year-to-date EBITDAR dollars decreased 4% and year-to-date EBITDAR margin increased 690 bps due to the same drivers as in Q2 Operating Revenue Reported: (20)% YoY FX Adjusted: (13)% YoY EBITDAR 400 300 200 100 0 $ (M ill io ns ) FY15 Q2 FY16 Q2 $373 $297 Reported: (20)% YoY FX Adjusted: (12)% YoY 600 400 200 0 $ (M ill io ns ) FY15 Q2 FY16 Q2 $758 $609 Reported: (4)% YoY 250 200 150 100 50 0 $ (M ill io ns ) 50 45 40 35 30 25 20 M ar gi n (% ) FY15 Q2 FY16 Q2 $265 $255 35.0% 41.9% Quarter Quarter Year-to-date Year-to-date

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 11 Heli-One Results • In the second quarter, third-party revenue decreased $5 million or 13% , a 4% decline excluding the impact of currency ◦ The FX neutral decrease primarily reflects lower PBH revenue resulting from lower activity levels • Second quarter year-to-date revenue decreased 9%, an increase of 2% on a currency neutral basis • EBITDAR in the second quarter decreased $2 million due largely to the impact of currency and lower internal revenue for Helicopter Services • EBITDAR margin in the second quarter increased due to cost reductions and a change in mix of services which offset the impact of the revenue decline • Year-to-date EBITDAR was relatively flat and EBITDAR margin increased as cost savings offset the revenue decline 40 30 20 10 0 $ (M ill io ns ) FY15 Q2 FY16 Q2 $41 $36 8 6 4 2 0 $ (M ill io ns ) 20 15 10 5 0 M ar gi n (% ) FY15 Q2 FY16 Q2 $8 $6 10.4% 11.8% 1EBITDAR margin represents margin on total revenue. 1 External Revenue Reported: (13)% YoY FX Adjusted: (4)% YoY EBITDAR Reported: (22)% YoY Reported: 2% YoY 14 12 10 8 6 4 2 0 $ (M ill io ns ) 20 15 10 5 0 M ar gi n (% ) FY15 YTD FY16 YTD $13 $14 9.6% 11.8% Reported: (9)% YoY FX Adjusted: 2% YoY 80 60 40 20 0 $ (M ill io ns ) FY15 YTD FY16 YTD $78 $71 Quarter Quarter Year-to-date Year-to-date

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 12 Free Cash Flow 1Free cash flow is a non-GAAP financial measure defined as cash provided by operating activities less cash used in investing activities. See slide 18 for details. 2Adjusted free cash flow is defined as free cash flow adjusted for special items, restructuring and impact on free cash flow from CD&R investment. See slide 18 for details. • $62 million Free Cash Flow1 improvement versus prior year-to-date driven by: ◦ $63 million decrease in investing capex primarily reflecting an aircraft related capex decrease due to capital efficiency measures taken ◦ Relatively flat operating cash flow year-over-year: one-time restructuring payments in fiscal 2016 offset by reductions in interest payments and pension contributions and working capital improvement • Adjusted for restructuring, adjusted free cash flow2 improved $52 million versus prior year • Free cash flow figures exclude the cash flows associated with the ABL ◦ $14 million inflow in the current year-to-date ◦ ABL related cash flows reflected in cash flows from financing activities rather than investing activities ▪ Previously aircraft financing flows resulting from leasing reflected in free cash flow (in $US millions) FY15 Q2 YTD FY16 Q2 YTD $ Change Cash used in operating activities $(26) $(27) $(1) Cash used in investing activities (183) (120) 63 Free Cash Flow(1) (209) (147) 62 Adjusted Free Cash Flow(2) (155) (103) 52

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 13 • $473 million of liquidity1 at the end of the second quarter fiscal 2016 ◦ We remain conservative with any use of capital • Aircraft purchase commitments at historic low; remaining amounts part of ongoing OEM discussions ◦ Ability to lease finance the aircraft purchase commitments ◦ Additional flexible purchase orders of $249 million at Q2'16 1Liquidity is a non-GAAP financial measure which was comprised at FY16 Q2 of cash and cash equivalents of $68 million, unused capacity in the revolver of $252 million, net of letters of credit of $25 million, undrawn overdraft facilities of $22 million and the undrawn capacity under the ABL facility of $131 million. 2Reflects firm aircraft purchase commitments at Q1'16 and Q2'16 based on current agreements. Flexible aircraft purchase commitments are excluded. For prior periods, commitments exclude amounts previously disclosed in relation to purchase commitments for heavy helicopters from Airbus Helicopters ($80.7 million at April 30, 2015) and parts commitments ($37.7 million at April 30, 2015). Liquidity 800 600 400 200 0 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 775 651 472 464 580 500 559 473 2 Liquidity $ millions Aircraft Purchase Commitments1,000 800 600 400 200 0 Q3'14Q4'14Q1'15Q2'15Q3'15Q4'15Q1'16Q2'16 878 688 615 529 458 428 259 258 $ millions Liquidity of $473 million; continuing discussion with OEMs on remaining commitments

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 14 1Adjusted Net Debt is a non-GAAP financial measure calculated as net debt plus NPV of operating lease commitments at quarter end presented discounted at 9%. See Appendix for adjusted net debt reconciliation. 2Adjusted Leverage Ratio is a non-GAAP financial measure calculated as Adjusted Net Debt divided by trailing twelve months Adjusted EBITDAR excluding special items. • Adjusted leverage ratio of 5.1x; relatively flat on prior quarter, down from Q2'15 Adjusted net debt remains stabilized and leverage remains below historic levels Leverage Net debt Adjusted net debt Adjusted leverage ratio Debt and Leverage 3,000 2,500 2,000 1,500 1,000 500 $ m ill io n 5.8 5.6 5.4 5.2 5.0 4.8 4.6 Le ve ra ge (x ) Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 $1,374 $1,383 $1,093 $1,143 $1,243 5.4x 5.0x 5.0x 5.1x $1,033 4.8x $2,648 5.6x $2,631 $2,306 $2,306 $2,358 1 2 $2,314

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 15 Reverse Share Split and NYSE Update Reverse Share Split • Intend to undertake to regain compliance with the $1 minimum average closing stock price NYSE listing requirement and generate investor interest • Special shareholder meeting on December 7 approved reverse share split • Expected ratio: each 30 ordinary shares would be converted into 1 new ordinary share • Have notified NYSE of intended effectiveness at the opening of trading on the NYSE on December 11, 2015 subject to final approval by the Board on December 10, 2015 Market Capitalization or Shareholder Equity Requirement • On November 25 NYSE accepted Company's plan • Confidential quarterly reviews to commence with NYSE

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 16 Key Takeaways ü Financial focus unchanged - cash flow and debt management remain a priority ü Continue to execute in three key areas - leverage customer & OEM relationships, rigorous cost control and enhancing capital efficiency ü Long-term fundamentals for our business remain intact

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 17 APPENDIX

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 18 Adjusted Free Cash Flow • Total free cash flow of $(147) million, a $62 million lower use from last year • Cash provided by operating activities is relatively flat on the prior year as restructuring payments in fiscal 2016 offset lower pension contributions, reduction in interest costs and working capital improvement • $63 million lower use of cash in investing activities than last year ◦ Lower spend due to capital efficiency measures taken, in particular on aircraft related capex • Adjusted free cash flow use of $(103) million excluding restructuring and other special items • New capex presentation shows net aircraft capex and non-aircraft capex versus expansionary and maintenance capex previously presented. Non-aircraft capex includes rotable spend associated with new aircraft previously included in expansionary capex. 1Special items include corporate transaction and other costs, which includes costs related to senior executive turnover and other transactions. 2Impact to free cash flow relating to CD&R investment includes aircraft purchases made using proceeds from issuance of convertible preferred shares and associated savings from lease expense. Adjusted Free Cash flow Year-to-date ($ in millions) FY15 FY16 $ Change Cash flow from operating activities before changes in working capital $(23) $(38) $(15) Changes in operating assets and liabilities (3) 11 14 Cash used in operating activities (26) (27) (1) Net aircraft capex (103) (73) 30 Non-aircraft capex (75) (42) 32 Disposals 7 4 (3) Restricted Cash and Other (12) (9) 3 Cash used in investing activities (183) (120) 63 Total Free Cash Flow (209) (147) 62 Special items1 and restructuring 4 44 40 Impact to free cash flow relating to CD&R investment2 50 — (50) Total Adjusted Free Cash Flow $(155) $(103) $52

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 19 Summary Results - Consolidated Note: all comparisons are year over year unless otherwise noted.  CHC Consolidated Quarter Year-to-date ($ in millions except margin, share count, and EPS) FY15 Q2 FY16 Q2 % FY15 FY16 % Revenue $458 $361 (21)% $919 $737 (20)% Operating Revenue1 414 333 (20) 835 680 (19) EBITDAR2 125 124 — 237 238 1 EBITDAR Margin3 30.1% 37.3% 720bps 28.3% 35.0% 670bps Net Loss4 (25) (20) 19% (62) (54) 13% Share Count 80,599,164 81,507,978 1% 80,564,925 81,441,891 1% Net loss per ordinary share5 $(0.31) $(0.41) (32) $(0.77) $(0.99) (29) 1Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers. 2Adjusted EBITDAR excluding special items is referred to as EBITDAR in this document. See Appendix for reconciliation to GAAP measures. 3Adjusted EBITDAR margin is referred to as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue. 4Adjusted Net Loss is referred to as Net Loss in this document. See Appendix for reconciliation to GAAP measures. 5Adjusted net loss per share is calculated by dividing adjusted net loss available to common stockholders by the weighted average share count. See Appendix for reconciliation to comparable GAAP measures.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 20 Summary Results - Helicopter Services and Heli-One 1Adjusted EBITDAR margin is referred to as EBITDAR margin. It is calculated as adjusted EBITDAR divided by Operating Revenue. Helicopter Services Quarter Year-to-date ($ in millions except margin) FY15 Q2 FY16 Q2 % FY15 FY16 % Operating Revenue $373 $297 (20)% $758 $609 (20)% Reimbursable revenue 44 28 (36) 83 57 (32) Total External Revenue 417 325 (22) 841 665 (21) EBITDAR 138 134 (3) 265 255 (4) EBITDAR Margin(1) 37.0% 45.1% 810bps 35.0% 41.9% 690bps Heli-One Quarter Year-to-date ($ in millions except margin) FY15 Q2 FY16 Q2 % FY15 FY16 % External Revenue $41 $36 (13)% $78 $71 (9)% Inter-Segment revenue 36 17 (53) 60 44 (26) Total Revenue 77 53 (32) 138 116 (16) EBITDAR 8 6 (22) 13 14 2 EBITDAR Margin 10.4% 11.8% 140bps 9.6% 11.8% 220bps

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 21 EBITDAR - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) EBITDAR: Reconciliation to GAAP measures Three months ended Six months ended October 31, 2014 October 31, 2015 October 31, 2014 October 31, 2015 Helicopter Services $ 138,026 $ 133,823 $ 264,827 $ 255,066 Heli-One 8,035 6,243 13,311 13,607 Corporate and other (22,689) (18,097) (44,351) (34,453) Inter-segment eliminations (640) (2,074) (659) (2,807) Adjusted EBITDAR 122,732 119,895 233,128 231,413 Helicopter lease and associated costs (64,538) (63,281) (127,818) (127,955) Depreciation (33,153) (35,537) (66,878) (75,818) Restructuring expense — (16,211) — (35,590) Asset impairments (146,131) (10,459) (146,406) (10,459) Loss on disposal of assets (2,619) (1,419) (7,878) (2,406) Operating loss (123,709) (7,012) (115,852) (20,815) Interest on long-term debt (34,715) (27,286) (69,587) (54,232) Foreign exchange loss (13,279) (9,551) (8,371) (19,630) Other financing income (charges) 2,188 5,827 (2,137) 15,921 Loss before income tax (169,515) (38,022) (195,947) (78,756) Income tax expense (7,225) (3,942) (15,112) (9,850) Net loss $ (176,740) $ (41,964) $ (211,059) $ (88,606) Net earnings (loss) attributable to: Controlling interest $ (183,582) $ (44,116) $ (225,682) $ (97,478) Non-controlling interests 6,842 2,152 14,623 8,872 Net loss $ (176,740) $ (41,964) $ (211,059) $ (88,606)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 22 EBITDAR and Net Loss: Non-GAAP Reconciliation EBITDAR excluding special items - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) Adjusted net loss - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) 1Corporate transaction and other costs include costs related to senior executive turnover and other transactions. 2Restructuring expense relates to severance and other costs incurred as part of a review of our operations and organizational structure. 3Net loss/(gain) on debt extinguishment relates to the redemption and purchase on the open market of our senior secured and senior unsecured notes. 4Adjusted net loss available to common stockholders includes redeemable convertible preferred share dividends but excludes the adjustment of $(31.2) million in the three and six months ended October 31, 2014 and $2.2 million and $18.5 million in the three and six months ended October 31, 2015, respectively, of our redeemable non-controlling interest to redemption amount which was recognized in additional paid-in capital. Three months ended Six months ended October 31, 2014 October 31, 2015 October 31, 2014 October 31, 2015 Adjusted EBITDAR $ 122,732 $ 119,895 $ 233,128 $ 231,413 Corporate transaction and other costs1 1,823 4,267 3,524 6,576 Adjusted EBITDAR excluding special items $ 124,555 $ 124,162 $ 236,652 $ 237,989 Three months ended Six months ended October 31, 2014 October 31, 2015 October 31, 2014 October 31, 2015 Net loss attributable to controlling interest $ (183,582) $ (44,116) $ (225,682) $ (97,478) Corporate transaction and other costs1 1,823 4,267 3,524 6,576 Restructuring expense2 — 16,211 — 35,590 Asset impairments 146,131 10,459 146,406 10,459 Loss on disposal of assets 2,619 1,419 7,878 2,406 Foreign exchange loss 13,279 9,551 8,371 19,630 Net loss (gain) on debt extinguishment3 — (3,112) 7,444 (17,799) Unrealized gain on derivatives (5,338) (14,896) (9,681) (13,288) Adjusted net loss $ (25,068) $ (20,217) $ (61,740) $ (53,904) Redeemable convertible preferred share dividends (27) (13,608) (27) (26,932) Adjusted net loss available to common stockholders4 $ (25,095) $ (33,825) $ (61,767) $ (80,836)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 23 (Expressed in thousands of United States dollars) (Unaudited) Adjusted Net Loss: Non-GAAP Reconciliation Three months ended Six months ended October 31, 2014 October 31, 2015 October 31, 2014 October 31, 2015 Adjusted EBITDAR excluding special items $ 124,555 $ 124,162 $ 236,652 $ 237,989 Helicopter lease and associated costs (64,538) (63,281) (127,818) (127,955) Depreciation (33,153) (35,537) (66,878) (75,818) Net loss (gain) on debt extinguishment — (3,112) 7,444 (17,799) Unrealized gain on derivatives (5,338) (14,896) (9,681) (13,288) Interest on long-term debt (34,715) (27,286) (69,587) (54,232) Other financing income (charges) 2,188 5,827 (2,137) 15,921 Income tax expense (7,225) (3,942) (15,112) (9,850) Earnings attributable to non-controlling interests (6,842) (2,152) (14,623) (8,872) Adjusted net loss $ (25,068) $ (20,217) $ (61,740) $ (53,904)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 24 Adjusted Net Debt Reconciliation 1NPV of operating lease commitments as of April 30, 2015 and October 31, 2015 discounted at 9%, excluding operating leases for helicopters that form part of our restructuring liability. . (Expressed in millions of United States dollars) (Unaudited) April 30, 2015 October 31, 2015 Long-term debt obligations $ 1,215.7 $ 1,284.1 Current portion of long-term debt obligations 3.6 19.9 Discount on senior secured notes 9.1 8.4 Premium on senior secured notes (1.2) (1.1) Less: Cash and cash equivalents (134.3) (68.4) Net Debt $ 1,092.9 $ 1,242.9 NPV of operating lease commitments1 1,212.9 1,115.5 Adjusted net debt $ 2,305.8 $ 2,358.4

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 25 Additional Fleet Detail – October 31, 2015 1Approximate range based on maintaining a 30-minute fuel reserve. 2Fleet value is based on 2015 Ascend and Helivalue$ mid-life appraised value based on fleet count as of October 31, 2015. Helicopter Model Count Cruise Speed (kts) Appr. Range (nm) full pax 1 Passengers Max Weight (lbs) Sikorsky S92A 46 145 400 19 26,500 Airbus H225 40 145 400 19 24,250 Airbus AS332L, L1, L2 34 130-140 250-350 17-19 18,000 -20,500 Heavy total 120 Agusta AW139 43 145 280 12-15 15,000 Sikorsky S76C++ 23 145 220 12 11,700 Sikorsky S76C+ 20 145 175 12 11,700 Sikorsky S76A++ 7 135 130 12 10,800 Bell 412 7 125 135 13 11,900 Airbus AS365 Series/H155 7 120-145 80-120 11-13 9,500-10,800 Airbus H135/145 3 N/A (EMS only) Medium total 110 Total 230 H e a v y M e d i u m New technology aircraft represents ~85% of total CHC Fleet Value 230 Heavy/Medium twin engine helicopters with ~$3 Billion Fleet Value2 • Fleet average age ~10 years - down from ~17 years in 2007 • Fleet comprised entirely of heavy and medium aircraft

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 26 Helicopter Services - Regional Revenue break-down Third Party Revenue Quarter Year-to-date ($ in millions) FY15 Q2 FY16 Q2 % FY15 FY16 % Eastern North Sea $92 $77 (16)% $194 $157 (19)% Western North Sea 111 91 (18)% 230 179 (22)% Americas 76 62 (18)% 148 133 (10)% Asia Pacific 83 65 (22)% 164 136 (17)% Africa-Euro Asia 54 29 (46)% 102 59 (42)% Other 1 1 (49)% 3 1 (57)% Helicopter Services $417 $325 (22)% $841 $665 (21)%

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 27 EPS after issuance of Convertible Preferred Shares: Basic Diluted Net loss Net loss attributable to controlling interest – preferred dividends1 Weighted average share count of common shares outstanding Not calculated Net income Net income to common shareholders2 – Preferred dividends Weighted average share count of common shares outstanding Net income Weighted average share count of common shares outstanding + Preferred shares which are assumed to be converted to common • When in a net loss position: report GAAP and adjusted EPS based on basic share count only • When in a net income position: report GAAP and adjusted EPS on a basic and diluted basis EPS Calculations for Convertible Preferred Shares Generally Accepted Accounting Principles: Convertible Preferred Shares 1Both cash dividends and dividends paid in kind are not included in net income. They are only included in the EPS calculation and can be found in the Statements of Shareholders' Equity (Deficit). Cash dividends will impact financing cash flow while dividends paid in kind will have no impact on the cash flow statements. 2Net income attributable to controlling interest will be allocated between common and preferred shareholders as preferred shareholders participate equally in dividends.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 28 • Paid on March 15, June 15, September 15, and December 15 of each year • Dividend Rate: 8.5% per annum • Dividend accrues and accumulates on a daily basis • Compounds quarterly on each preferred dividend payment date • Dividend is made to the nearest cent or 1/100,000th of a preferred share Dividend Calculation for Convertible Preferred Shares Dividend Amount Preferred shares outstanding during applicable period X ¼ of dividend rate

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 29 Glossary of Terms Adjusted EBITDAR = earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, restructuring expense, foreign exchange gain (loss) and other financing income (charges). Adjusted EBITDAR excluding special items = Adjusted EBITDAR excluding special items excludes corporate transaction and other costs and other transactions. Adjusted EBITDAR margin = Adjusted EBITDAR excluding special items/operating revenue. Adjusted free cash flow = free cash flow adjusted for special items, restricted cash, and impact on free cash flow from CD&R investment. Adjusted leverage ratio= Adjusted net debt divided by trailing twelve months Adjusted EBITDAR excluding special items. Adjusted net income (loss) = net loss which excludes corporate transaction and other costs, asset dispositions, restructuring expense, asset impairments, the revaluation of our derivatives and foreign exchange gain (loss), net gain (loss) on debt extinguishment, and net income or loss attributable to non-controlling interests. Adjusted net loss per share = adjusted net loss available to common shareholders/weighted average share count. Free cash flow = cash provided by operating activities less cash used in investing activities. Liquidity = cash and cash equivalents plus available borrowings under our credit facilities and the undrawn capacity of the asset-based revolving credit facility. Operating revenue = Total revenue less reimbursable revenue which is generated through cost reimbursement by customers.